UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 26, 2003

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events

On June 25, 2003 First Place Financial Corp. issued a press release announcing the appointment of Albert P. Blank to Executive Vice President and Chief Operating Officer of First Place Bank, the chief subsidiary of First Place Financial Corp., effective July 1, 2003. Additionally, Bruce Wenmoth is joining First Place Bank as Senior Vice President of Retail Lending, filling the position formerly held by Mr. Blank.

The information contained in the press release, which is attached as Exhibit 99 to this Form 8-K, is incorporated herein by this reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

c)	Exhibits

Exhibit No.	Description

99	Press release of First Place Financial Corp. dated June 25, 2003, announcing the appointment of Albert P. Blank to Executive Vice President and Chief Operating Officer of First Place Bank and Bruce Wenmoth as Senior Vice President of Retail Lending of First Place Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: June 26, 2003	By:	/s/ STEVEN R. LEWIS

Steven R. Lewis
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99	Press release of First Place Financial Corp. dated June 25, 2003, announcing the appointment of Albert P. Blank to Executive Vice President and Chief Operating Officer of First Place Bank and Bruce Wenmoth as Senior Vice President of Retail Lending of First Place Bank.